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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                            -------------------------


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

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                         DATE OF REPORT:  APRIL 17, 1997
                        (Date of earliest event reported)


                            M T FINANCIAL GROUP, INC.
             (Exact name of registrant as specified in its charter)


            NEVADA                      0-95440                36-4010347
 (State or other jurisdiction   (Commission File Number)   (I.R.S. Employer
 of incorporation                                          Identification No.)
 or organization)


875 NORTH MICHIGAN AVENUE
SUITE 2930
CHICAGO, ILLINOIS                                                     60611
(Address of principal executive offices)                           (Zip Code)

                                 (312) 397-2620
               (Registrant's telephone number including area code)


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ITEM 5.   OTHER EVENTS.

          M T Financial Group, Inc. (the "Company") has entered into a Plan and Agreement of Recapitalization and Merger, dated as of April 17, 1997, with Photogen, L.L.C. and certain other parties. See the press release announcing the execution of that Agreement attached as Exhibit 99 hereto.


ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS.

          (c)  The following exhibits are filed with this report:

          99. Press release of the Company, dated April 18, 1997, relating to the transactions in the Agreement.


                                   SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   M T Financial Group, Inc.



                                     /s/ Kathleen A. Beauchamp
                                   -------------------------------
Date:     April 18, 1997           Kathleen A. Beauchamp, Secretary

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                                  EXHIBIT INDEX

Exhibit
No.            Description

99 Press release of the Company, dated April 18, 1997, relating to the transactions in the Agreement.